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                            REPUBLIC OF SOUTH AFRICA
                               COMPANIES ACT, 1973

                            Memorandum of association
                       of a company having a share capital
                   [Section 54(1); regulation 17(1) and 17(2)]

                           Registration No. of company

                                     9816952

   Paste revenue receipt here or affix revenue stamps here or impress revenue franking machince impression

                                                             1998 -08 - 25

                                                         REGISTRAR OF COMPANIES

                                                         AND OF CLOSE CORPORATIN

1.   Name

(a)  The name of the company is

                             UNITRADE 693 (PTY) LTD

(b)  The name of the company in the other official language is

     N/A

(c)  The shortened form of the name of the Company is

     N/A

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                             REPUBLIC OF SOUTH AFRICA                 FORM CM 2A

2.   Purpose describing tire main business

     "GENERAL TRADING IN ALL ASPECTS"

3.   Main object
     The main object of the Company is:
     "GENERAL TRADING IN ALL ASPECTS"

4.   Ancillary objects excluded
     The specific ancillary objects, if any, referred to in section 33(I ) of the Act, which are excluded from the unlimited ancillary objects of the Company

                                      NONE

5.   Powers
(a) The specific powers or part of any powers of the company, if any, which arc excluded from the plenary powers or the powers set out in Schedule 2 of the Act

                                      NONE

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                            REPUBLIC OF SOUTH AFRICA                 FORM CM 2B
                               COMPANIES ACT, 1973

7.   PRE-INCORPORATION CONTRACTS (IF ANY)       NONE

8.   CAPITAL

(a)  Par value: The share capital of the Company is 1,000 rand, divided into:

(i)  1000     ordinary par value shares of One  rand each;

(ii)  Nil     preference par value shares of Nil  rand/cents each; and

(iii) Nil     redeemable preference par value shares of   Nil   rand/cents each.

(b)  No par value:

(i)  The number of no par value ordinary shares is NIL,

(ii) the number of no par value preference shares is NIL ; and

(iii)the number of redeemable no par value preference shares is NIL

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                                                                  Form CM 2D (b)
Where one person signs the memorandum

1    CHRISTIAN GOUWS                    whose occupation is       ATTORNEY

                      (full names)

residing at        364 BROOKS STREET, MENLO PARK, 0081

                              (residential address)

having a business address at   364 BROOKS STREET, MENLO PARK, 0081

                               (business address)

and the following postal address    P O BOX 35465, MENLO PARK, 0102
                                            (postal address)


am desirous of forming a company in pursuance of this memorandum of association and agree to take up the number of shares in the capital of the company, set opposite my signature below.

Date and signature                    Number, in words, and type of shares taken
of subscriber

   25/08/98                   ONE HUNDRED ORDINARY PAR VALUE SHARES
                              Full names AD .         UYS

                              Occupation BUSINESSWOMAN
                                         -------------

                              Residential address     364 BROOKS S STREET- MENLO

                              PARK 0081
                              ---------

                              Business address 364 BROOKS STREET , MENLO
                                               -------------------------

                              PARK 0081
                              ---------
                              Postal address P 0 BOX 3546 MENLO PARK
                                             -----------------------
   25/08/99                   0102
                              ----
Date and signature                                        Particulars of witness
         25/08/98

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